                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement        / /  Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          COMMISSION FILE NO. 811-00802

                        MAIRS AND POWER GROWTH FUND, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:
                                                           ---------------------

     5)   Total fee paid:
                          ------------------------------------------------------

/ /  Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)   Amount Previously Paid:
                                  ----------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
                                                        ------------------------
     3)   Filing Party:
                        --------------------------------------------------------
     4)   Date Filed:
                      ----------------------------------------------------------

                       MAIRS AND POWER GROWTH FUND, INC.
                       MAIRS AND POWER INCOME FUND, INC.

                      W-2062 First National Bank Building
                              332 Minnesota Street
                          Saint Paul, Minnesota 55101

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders (the "Meeting") of Mairs and Power Growth Fund, Inc. and Mairs and Power Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101, on May 19, 1997, at 11:00 a.m., Saint Paul time, for the following purposes:

    1.To elect six directors, each to serve until the respective Fund's next
      Annual Meeting of Shareholders and until their respective successors shall be qualified and elected;

    2.To adopt an amendment to the Articles of Incorporation of Mairs and Power
      Income Fund, Inc. to change its name to Mairs and Power Balanced Fund,
      Inc.;

    3.To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for each Fund's fiscal year ending December 31, 1997; and

    4.To transact such other business as may properly come before the Meeting and any adjournment thereof.

  This is a combined Notice and Proxy Statement for the Funds managed by Mairs and Power, Inc., a Minnesota corporation. The shareholders of each Fund will vote only on the matters being considered by the Fund in which they own shares. The shareholders of both Funds will vote only on the matters being considered by both Funds.

  The Board of Directors of each Fund has established April 11, 1997 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. The transfer books of the Funds will not be closed for the Meeting. The minute book for each Fund will be available at the Meeting for inspection by its shareholders.

  All shareholders of the Funds are encouraged to attend the Meeting in person. Shareholders who are unable to be present in person at the Meeting are requested to execute and promptly return the accompanying Proxy in the enclosed envelope. The Proxy is being solicited by the Boards of Directors of the Funds. Your attendance at the Meeting, whether in person or by Proxy, is important to ensure a quorum. Any shareholder who executes and returns a Proxy may revoke it at any time prior to the voting of the Proxies by giving written notice to the Secretary of the respective Fund, by executing a later-dated Proxy, or by attending the Meeting and giving oral notice to the Secretary of the respective Fund.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                  George A. Mairs III, President

Saint Paul, Minnesota
April 23, 1997

                       MAIRS AND POWER GROWTH FUND, INC.
                       MAIRS AND POWER INCOME FUND, INC.

                      W-2062 First National Bank Building
                              332 Minnesota Street
                          Saint Paul, Minnesota 55101

                             ---------------------

                                PROXY STATEMENT
                                    FOR 1997
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 19, 1997
                             ---------------------

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of Proxies by the Boards of Directors of Mairs and Power Growth Fund, Inc. and Mairs and Power Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") for use at the Funds' combined Annual Meeting of Shareholders (the "Meeting"), to be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota, on May 19, 1997, at 11:00 a.m., Saint Paul time, and at any adjournment thereof, for the following purposes:

    1.To elect six directors, each to serve until the respective Fund's next
      Annual Meeting of Shareholders and until their respective successors shall be qualified and elected;

    2.To adopt an amendment to the Articles of Incorporation of Mairs and Power
      Income Fund, Inc. to change its name to Mairs and Power Balanced Fund,
      Inc.;

    3.To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for each Fund's fiscal year ending December 31, 1997; and

    4.To transact such other business as may properly come before the Meeting and any adjournment thereof.

  This is a combined Notice and Proxy Statement for the Funds managed by Mairs and Power, Inc., a Minnesota corporation. The shareholders of each Fund will vote only on the matters being considered by the Fund in which they own shares. The shareholders of both Funds will vote only on the matters being considered by both Funds.

  The Boards of Directors of each Fund know of no business which will be presented at the Meeting other than the matters referred to in the accompanying Notice of Annual Meeting of Shareholders. However, if any other matters are properly presented at the Meeting, it is intended that the person named in the Proxy will vote on such matters in accordance with his judgment. If the enclosed Proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated Proxy or a vote in person at the Meeting. Shares represented by properly executed Proxies received on behalf of each Fund will be voted at the Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed Proxy returned to a Fund, the shares represented thereby will be voted (i) FOR the election of the director nominees listed in the enclosed Proxy, (ii) FOR the adoption of an amendment to the Articles of Incorporation of Mairs and Power Income Fund, Inc., and (iii) FOR the ratification of the appointment of Ernst and Young LLP as independent auditors for each Funds' 1997 fiscal year, as applicable.

  This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders and the accompanying Proxy are first being mailed to shareholders on or about April 23, 1997.

  The presence at the Meeting, in person or by Proxy, of at least a majority of the total number of shares of each Funds' issued and outstanding common stock is necessary to constitute a quorum for the transaction of business at the Meeting. All votes will be tabulated by the inspector of election for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the particular matter. Broker "non-votes" are Proxies received by a Fund from brokers or nominees and where such person has neither received instructions from the beneficial owner or other persons entitled to vote, nor has discretionary power to vote on a particular matter. Accordingly, shareholders whose shares are held in street name are urged to forward their voting instructions promptly.

  On April 11, 1997 (the "Record Date"), each Fund had the number of outstanding shares of common stock shown in the table below. Only holders of shares of common stock of a Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting. Each such share of Common Stock is entitled to one vote per share on each matter that comes before the Meeting. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of each Fund represented at the Meeting in person or by Proxy is required to approve proposals 1 and 3 for the Mairs and Power Growth Fund, Inc., and to approve proposals 1, 2 and 3 for Mairs and Power Income Fund, Inc.

                                         NUMBER OF SHARES
                                       OUTSTANDING ON RECORD
                FUND                           DATE
------------------------------------  -----------------------
 Mairs and Power Growth Fund, Inc.
 Mairs and Power Income Fund, Inc.

                     I.  PROPOSAL FOR ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTOR

  The following table sets forth certain information regarding the nominees for election as director of each Fund. All of the directors elected at the Meeting will serve until the next Annual Meeting of the respective Fund's shareholders and until their respective successors shall be elected and qualified.

  All nominees for director have agreed to serve if elected. However, if any nominee should become unavailable for election, each Fund's Proxy confers discretionary power to vote in favor of a substitute nominee or nominees.

                                                   DIRECTOR SINCE:
                                       ----------------------------------------
                                         MAIRS AND POWER      MAIRS AND POWER
               NOMINEE                  GROWTH FUND, INC.    INCOME FUND, INC.       AGE        TITLE
-------------------------------------  -------------------  -------------------      ---      ---------
Litton E.S. Field                                1972                 1972               74    Director
William B. Frels(1)                              1993                 1993               57    Director
Donald E. Garretson                              1983                 1983               75    Director
George A. Mairs, III(1)                          1974                 1974               68    Director
Peter G. Robb(1)                                 1995                 1995               48    Director
J. Thomas Simonet                                1992                 1992               70    Director

---------------------

(1) Messrs. Frels, Mairs and Robb are "interested persons" of each Fund, within the meaning of section 2(a)(19) ("interested persons") of the Investment Company Act of 1940, as amended (the "Investment Company Act")) by virtue of such person's employment by, or equity interest in, the Funds investment adviser. See "The Adviser."

  The following discussion describes the business experience and background of the nominees, each of whom currently serves as a director of both Funds:

  LITTON E.S. FIELD. Since 1971, Mr. Field has served as the Chairman of T.C. Field & Co., an insurance agency.

  WILLIAM B. FRELS. Since 1992, Mr. Frels has served as the Vice President and Secretary of Mairs and Power, Inc. Between 1990 and 1992, Mr. Frels was the Vice President and Senior Investment Officer of American National Bank and Trust Company, Saint Paul, Minnesota.

  DONALD E. GARRETSON. Mr. Garretson is currently retired. Between 1972 and 1985, Mr. Garretson served as a Vice President of Minnesota Mining and Manufacturing, Inc.

  GEORGE A. MAIRS, III. Since 1981, Mr. Mairs has served as the President of Mairs and Power, Inc.

  PETER G. ROBB. Since 1994, Mr. Robb has served as the Vice President of Mairs and Power, Inc. Between 1986 and 1994, Mr. Robb served as the Vice President and Portfolio Manager for First Trust, National Association, Saint Paul, Minnesota.

  J. THOMAS SIMONET. Mr. Simonet is currently retired. Between 1981 and 1985, Mr. Simonet served as the Chief Executive Officer of First Trust, National Association, Saint Paul, Minnesota.

  PURSUANT TO THE INVESTMENT COMPANY ACT, A MAJORITY OF THOSE MEMBERS OF THE BOARD OF DIRECTORS OF THE FUNDS WHO ARE NOT INTERESTED PERSONS OF EITHER FUND HAVE REVIEWED THE PROPOSAL REGARDING THE NOMINEES FOR ELECTION AS DIRECTORS AND RECOMMEND THAT THE PROPOSAL BE APPROVED.

COMMITTEES

  Messrs. Field, Garretson and Simonet (none of whom are interested persons of either Fund) are members of the Audit Committee of the Board of Directors of each Fund. Each Audit Committee meets with each Funds' independent auditors at least annually to review the results of the examination of the respective Fund's financial statements and any other matters relating to such Fund.

  During the fiscal year ended December 31, 1996, the Board of Directors of each Fund held four meetings and two meetings of its respective Audit Committee. Each director of each Fund attended all of the meetings of the Board of Directors of that Fund, and all directors who serve on the Audit Committee were in attendance at all Audit Committee meetings.

DIRECTOR COMPENSATION

  Directors, other than those who are interested persons, were paid directors' fees in the following amounts during the year ended December 31, 1996:

                                                       MAIRS AND POWER    MAIRS AND POWER
                                                      GROWTH FUND, INC.  INCOME FUND, INC.
                                                      -----------------  -----------------
Litton E.S. Field                                         $   7,425          $   1,575
Donald E. Garretson                                           7,425              1,575
J. Thomas Simonet                                             7,425              1,575

                      II.  PROPOSAL TO ADOPT AN AMENDMENT
                        TO ARTICLES OF INCORPORATION OF
                       MAIRS AND POWER INCOME FUND, INC.

  By action taken effective April 9, 1997, the Board of Directors of Mairs and Power Income Fund, Inc. adopted a resolution to amend Article I of such Fund's Articles of Incorporation to change the name of such Fund to Mairs and Power Balanced Fund, Inc.

  The Board of Directors of Mairs and Power Income Fund, Inc. believes that the name "Mairs and Power Balanced Fund, Inc." more accurately describes this Fund's investment objectives. Approval of the amendment to the Articles of Incorporation of Mairs and Power Income Fund, Inc. requires the affirmative vote of the holders of at least a majority of the shares of outstanding common stock of such Fund.

  PURSUANT TO THE INVESTMENT COMPANY ACT, A MAJORITY OF THOSE MEMBERS OF THE BOARD OF DIRECTORS OF THE MAIRS AND POWER INCOME FUND, INC. WHO ARE NOT INTERESTED PERSONS OF SUCH FUND HAVE REVIEWED THE NAME CHANGE PROPOSAL AND RECOMMEND THAT THE PROPOSAL BE APPROVED.

            III.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of each Fund has appointed Ernst & Young LLP as the independent auditors for each Fund for its fiscal year ending December 31, 1997. Ernst & Young LLP, together with its predecessor firms, has acted as independent auditor for each Fund since its inception. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be provided with an opportunity to make a statement if he or she desires, and will be available to answer appropriate questions.

  PURSUANT TO THE INVESTMENT COMPANY ACT, A MAJORITY OF THOSE MEMBERS OF THE BOARD OF DIRECTORS OF EACH FUND WHO ARE NOT INTERESTED PERSONS HAVE SELECTED ERNST & YOUNG LLP TO CONTINUE AS THE INDEPENDENT AUDITOR FOR EACH FUND AND RECOMMENDS A VOTE IN FAVOR OF SUCH SELECTION.

                               SECURITY OWNERSHIP

  The following tables sets forth certain information regarding the beneficial ownership of the shares of common stock of each Fund as of March 31, 1997, by
(i) each person known to a Fund to be the beneficial owner of 5% or more of its common stock, (ii) each director, nominee for director and officer of a Fund, and (iii) by all directors and officers of a Fund as a group. All of the shares of a Fund over which a person, directly or indirectly, had or shared voting or investment power have been deemed beneficially owned, in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Except as indicated by footnote, each person or entity identified has sole voting and investment power with respect to all shares of common stock of a Fund shown as beneficially owned by him or it. Unless otherwise noted, the address for the following entity and persons is W-2062 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101.

                                    SHARES OF                           SHARES OF
                                 MAIRS AND POWER     PERCENTAGE      MAIRS AND POWER      PERCENTAGE
            NAME                GROWTH FUND, INC.       OWNED       INCOME FUND, INC.        OWNED
-----------------------------  -------------------  -------------  -------------------  ---------------
Smyth Profit Sharing and                    0             *    %           24,195               8.4%
Savings Plan
  1085 Snelling Ave. North
  St. Paul, Minnesota 55108
Litton E. S. Field                     27,634(1)          1                    63(7)           *
William B. Frels                        2,092(1)(2)       *                   428(2)           *
Donald E. Garretson                     4,108(3)          *                 1,598              *
George A. Mairs, III                   23,216(2)(4)       *                   577(2)(5)        *
Peter G. Robb                             902(2)(6)       *                     0(2)           *
J. Thomas Simonet                       2,449             *                 2,294              *
All Directors and Officers             66,819               2.4%            9,638               3.3%
 as a group (7 persons)

---------------------
 *  Indicates an amount less than 1%.

(1) Consists of 2,015 shares held by a profit sharing trust for the benefit of Mr. Frels and 77 shares held by members of Mr. Frels' immediate family.

(2) Does not include 24,577 shares of Mairs and Power Growth Fund, Inc. and 3,091 shares of Mairs and Power Income Fund, Inc. held by a profit sharing trust of which Messrs. Frels, Mairs and Robb are trustees with shared voting power.

(3) Includes 90 shares held by Mr. Garretson's wife.

(4) Includes 16,627 shares held by a profit sharing trust for the benefit of Mr. Mairs and 189 shares held by Mr. Mairs' wife.

(5) Includes 477 shares held by Mr. Mairs' wife.

(6) Includes 390 shares held by a profit sharing trust for the benefit of Mr. Robb and 493 shares held by Mr. Robb's wife.

(7) Does not include 1,120 shares of T.C. Field & Co. Restated Profit Sharing Plan of which Litton E. S. Field is a trustee with shared voting power with two other trustees.

                                  THE ADVISER

  Mairs and Power, Inc., a Minnesota corporation (the "Adviser"), provides investment services to each Fund and other institutional and individual accounts, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's address is W-2062 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101. Officers and Directors of the Adviser and their respective ownership positions in the Adviser's common stock are: George A. Mairs, III, 44.4%, William B. Frels, 35.4%, and Peter G. Robb, 19.5%. The Adviser has been the investment adviser for each Fund since the beginning of its operations. The Adviser performs this service under the terms of an Investment Advisory Agreement (the "Agreement") which was submitted to and approved by the shareholders of each Fund at their respective annual meetings on March 20, 1972, and was approved by the Board of Directors of each Fund, including a majority of the directors who were not parties to such Agreement, or interested persons of any such party, at its meeting on the same date. The Agreement must be approved annually by a majority of the Board of Directors of each Fund, including a majority of those directors who are not parties to the Agreement, or interested persons of any such party.

  The Board of Directors of each Fund, including the three directors who are not interested persons, voted unanimously at their December 18, 1996 meetings to renew the Agreement for one year under its present terms.

  Under the terms of the Agreement, the Adviser agrees to pay all executive salaries, office rental, and other expenses considered incidental to providing investment services to each Fund. In return for these services, each Fund agrees to pay Mairs and Power, Inc. a fee of 1/20 of 1% of each Fund's net assets per month (.6% annually) calculated and paid on the last valuation date for each Fund's shares each month. The Agreement provides that the fee will be reduced to the extent necessary to comply with state securities regulations to which each Fund may be subject.

  The Agreement may be terminated at any time with respect to a Fund, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act and the rules promulgated thereunder).

  The Agreement may be amended at any time so long as: (i) such amendment is approved by an affirmative vote of a majority of the outstanding voting securities of each Fund, as defined in Section 2(a)(42) of the Investment Company Act; and (ii) the terms of such amendment are approved by the vote of a majority of those directors who are not interested persons of each Fund or the Adviser, voting in person at a meeting called for the purpose of voting on such approval.

                            MANAGEMENT OF THE FUNDS

  The following persons are officers of the Funds who have been elected to serve until May 1997, and until their successors are elected and qualified.

           NAME                 AGE                             OFFICE
--------------------------      ---      ----------------------------------------------------
George A. Mairs, III            68       President, Mairs and Power Growth Fund
                                         Secretary, Mairs and Power Income Fund
William B. Frels                57       President, Mairs and Power Income Fund
                                         Secretary, Mairs and Power Growth Fund
Peter G. Robb                   48       Vice President, Mairs and Power Income Fund
                                         and Mairs and Power Growth Fund
Lisa J. Hartzell                52       Treasurer, Mairs and Power Income Fund and
                                         Mairs and Power Growth Fund

  For information regarding the principal occupation during the past five years of Messrs. Mairs, Frels and Robb, see "Nominees for Election as Director."

  LISA J. HARTZELL. Ms. Hartzell has been Treasurer of both Funds, and the manager of Mutual Fund Services since May 1996. Ms. Hartzell was the Administrator to the Funds between February 1993 and May 1996. Ms. Hartzell was a paralegal at the law firm of Oppenheimer, Wolf & Donnelly between October 1983 and February 1993.

  Officers of the Funds receive no direct compensation from the Funds for their services.

                       PROPOSALS FOR 1998 ANNUAL MEETING

  Any shareholder who desires to submit a proposal for inclusion in either Fund's 1998 Proxy Statement should submit the proposal in writing to the Board of Directors of the respective Fund at W-2062 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101. The respective Fund must receive such a proposal by December 24, 1997 in order to consider it for inclusion in either Fund's 1998 Proxy Statement.

                            EXPENSES OF SOLICITATION

  The cost of this solicitation of Proxies will be paid by each Fund. It is anticipated that the Proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Funds' regular employees who will receive no additional compensation for their services in connection with the solicitation.

                                 ANNUAL REPORT

  A copy of the 1996 Annual Report to Shareholders of each Fund has previously been sent to each shareholder of each Fund. Shareholders may receive additional copies of the Annual Report for Mairs and Power Growth Fund, Inc., without charge, by calling (800) 304-7404 or by writing to such Fund at W-2062 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101. Shareholders may receive additional copies of the Annual Report for Mairs and Power Income Fund, Inc., without charge, by calling (612) 222-8478 or by writing to Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. No part of either Fund's 1996 Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                  George A. Mairs III, President

Saint Paul, Minnesota
April 23, 1997

     MAIRS AND POWER GROWTH FUND, INC. W-2062 FIRST NATIONAL BANK BUILDING,
               332 MINNESOTA STREET, SAINT PAUL, MINNESOTA  55101

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated April 23, 1997, hereby appoints Litton E.S. Field and George A. Mairs, III or either of them, the true and lawful attorneys, agents and proxies of the undersigned (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Mairs and Power Growth Fund, Inc. (the "Fund") held of record by the undersigned on April 11, 1997, at the Annual Meeting of Shareholders to be held on May 19, 1997 in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota at 11:00 a.m., Saint Paul time, and at any adjournment thereof.

          1. TO ELECT SIX DIRECTORS, EACH TO SERVE UNTIL THE FUND'S NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE QUALIFIED AND ELECTED
               FOR  / /  all nominees        WITHHOLD AUTHORITY   / / to vote
                         listed below                                 for all
                         (except as                                   nominees
                         marked to the                                listed
                         contrary below)                              below
                     LITTON E. S. FIELD, WILLIAM B. FRELS,
                   DONALD E. GARRETSON, GEORGE A. MAIRS, III,
                        PETER G. ROBB, J. THOMAS SIMONET

          INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided.

          ----------------------------------------------------------------------

          2. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FUND FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1997.
               FOR / /         AGAINST  / /         ABSTAIN  / /

          3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                   (Continued, and to be signed on other side)

       UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN THE MANNER
             DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER.
                  IF NO DISCRETION IS MADE, THIS PROXY WILL BE
                          VOTED FOR PROPOSALS 1 AND 2.
          ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

                Please sign exactly as name appears on this card.
            When shares are held by joint tenants, both should sign.


Date                                    , 1997
     -----------------------------------

SIGNED
       ---------------------------------------

SIGNED
       ---------------------------------------
     (When signing as an attorney, administrator, trustee, guardian or corporate officer, please so indicate and give your full title. If a corporation or partnership, please sign in full corporate or partnership name by an authorized person.)
Please mark, date, sign and return this proxy in the enclosed envelope.